Exhibit (h)(9)

                             NEW ENGLAND ZENITH FUND

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned Chairman of the Board of Trustees, President, and Chief Executive Officer of New England Zenith Fund, hereby severally constitute and appoint, Peter H. Duffy, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of New England Zenith Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 14th of February, 2001.




                                                /s/ Anne M. Goggin
                                               ----------------------
                                               Anne M. Goggin
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                             NEW ENGLAND ZENITH FUND

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned member of the Board of Trustees of New England Zenith Fund, hereby severally constitute and appoint, Peter H. Duffy, Anne M. Goggin, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of New England Zenith Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 14th of February, 2001.




                                               /s/ Mary Ann Brown
                                               -------------------------
                                               Mary Ann Brown
                                               Member of the Board of Trustees